Exhibit 10.8

Current Named Executive Officer Salary and Bonus Arrangements for 2009

Base Salaries

The base salaries for 2009 for the following executive officers of Great Southern Bancorp, Inc. (the "Company") and Great Southern Bank (the "Bank") currently are as follows:

Name and Title	Base Salary

William V. Turner	$200,000
Chairman of the Board of
the Company and the Bank

Joseph W. Turner	$228,800
President and Chief
Executive Officer of the
Company and the Bank

Rex A. Copeland	$181,796
Treasurer of the Company
and Senior Vice President and
Chief Financial Officer of the Bank

Steven G. Mitchem	$190,000
Senior Vice President and Chief
Lending Officer of the Bank

Douglas W. Marrs	$107,341
Secretary of the Company and
Secretary, Vice President – Operations
of the Bank

Linton J. Thomason	$104,763
Vice President – Information Services
of the Bank

Description of Bonus Arrangements

As a result of the compensation restrictions applicable to the Company contained in the recently enacted American Recovery and Reinvestment Act of 2009, the bonus arrangements for the Company's executive officers not governed by contract are currently under evaluation.